Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report with respect to Legg Mason ClearBridge Variable Aggressive Growth Portfolio, a series of Legg Mason Partners Variable Equity Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 22, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report with respect to Legg Mason Clearbridge Variable Equity Income Builder Portfolio, a series of Legg Mason Partners Variable Equity Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 22, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report with respect to Legg Mason ClearBridge Variable Small Cap Growth Portfolio, a series of Legg Mason Partners Variable Equity Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 22, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report with respect to Legg Mason Variable Lifestyle Allocation 50%, Legg Mason Variable Lifestyle Allocation 70%, and Legg Mason Variable Lifestyle Allocation 85%, each a series of Legg Mason Partners Variable Equity Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

April 22, 2011